PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
           --------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
     Article                                                       Page
     -------                                                       ----
               Preamble                                             1
       1       Term                                                 2
       2       Exclusions                                           2
       3       Definitions                                          4
       4       Self-Insured Obligations                             5
       5       Reinsuring Clause                                    6
       6       Reinstatement                                        6
       7       Premium                                              7
       8       Ultimate Net Loss                                    8
       9       Net Retained Lines                                   8
       10      Loss Settlements                                     9
       11      Currency                                             9
       12      Taxes                                                10
       13      Federal Excise Tax                                   10
       14      Errors and Omissions                                 10
       15      Access to Records                                    11
       16      Insolvency                                           11
       17      Arbitration                                          12
       18      Service of Suit                                      13
       19      Loss Reserves                                        14
       20      Catastrophe Claims Trust Fund Settlement             16
       21      Intermediary                                         17

Attachments
-----------

               Pools, Associations And Syndicates Exclusion Clause 18 Nuclear Incident Exclusion Clause -
               Physical Damage - Reinsurance - U.S.A.               20
               Nuclear Incident Exclusion Clause -
               Physical Damage - Reinsurance - Canada               22


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           PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
           --------------------------------------------------------
                  (hereinafter referred to as the "Contract")

In consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinafter set forth

                 VARIOUS INSURANCE AND/OR REINSURANCE COMPANIES
                    AND/OR UNDERWRITING MEMBERS OF LLOYD'S

            (hereinafter collectively referred to as the "Reinsurers")

                               one of whom is

                 THE "SUBSCRIBING REINSURER" WHOSE NAME APPEARS
                   ON THE INTERESTS AND LIABILITIES AGREEMENT
                ATTACHING TO AND FORMING A PART OF THIS CONTRACT

do hereby indemnify, as herein provided and specified,


                     SELECTIVE INSURANCE COMPANY OF AMERICA
                         SELECTIVE WAY INSURANCE COMPANY
                   SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
                   SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                            EXCHANGE INSURANCE COMPANY
                   and/or any insurance affiliates which are now
                   owned or hereafter may be acquired by The
                             Selective Insurance Group.

                      (hereinafter referred to collectively or
                            individually as the "Company")

PREAMBLE
--------

The Reinsurers hereby reinsure the excess liability of the Company resulting from losses occurring during the term of this Contract, covering anywhere in the world, under all of its policies, other than policies or portions thereof hereinafter excluded, subject to the following conditions:


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                                    ARTICLE 1
                                    ---------

TERM
----

The term of this Contract shall be from 12:01 a.m., Standard Time at the location of the risk or risks, January 1,1996, to 12:01 a.m., Standard Time at the location of the risk or risks, January 1,1997.

Should this Contract terminate while a Loss Occurrence, as defined in Article 3, Definitions, is in progress, the Reinsurers shall nevertheless be liable to the extent of their interest, subject to the other conditions of this Contract, for all losses resulting from such Loss Occurrence, whether such losses arise before or after such termination, provided that no part of such Loss Occurrence shall be recoverable from any renewal of this Contract.

                                    ARTICLE 2
                                    ---------

EXCLUSIONS
----------

This Contract shall not apply to and specifically excludes:

A. Loss or liability excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached hereto.

B. Any risks written by the Company's Aviation Department or written by the Company as a member of an Aviation Insurance Group. However, with respect to Property business, the exclusion shall not apply to stationary ground risks, cargo and/or aircraft property damage.

C.   Accident and Health business.

D. Fidelity business, except when written as a miscellaneous hazard in Inland Marine transportation policies.

E. All business classified by the Company as Casualty, (including the Casualty sections of Homeowners, Farmowners and Commercial Multiple Peril policies).

F.   Boiler and Machinery.

G.   Workers' Compensation and Employers' Liability business.

H.   Hail on growing or standing crops.

I.   Livestock Mortality.

J.   Mortgage Impairment Insurance with respect to Flood and Earthquake.


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K.   Stop loss reinsurance, quota share treaty reinsurance, and surplus treaty reinsurance assumed from other insurance and reinsurance companies and from Lloyd's Syndicates.

L.   Contract Surety and Credit Insurance.

M. Liability excluded under the provisions of the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A." and the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - Canada", attached hereto.

N.   Liability arising from participation or membership in an Insolvency
     Fund.

O.   Financial Guarantee and Insolvency business.

P.   War Risks.

Q. Loss/or damage/or costs/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke damage. Nevertheless, this exclusion does not preclude any payment of the cost of removal of debris of property damaged by a loss otherwise covered hereunder, but subject always to a limit of twenty-five percent of the Company's property loss under the original policy.

R. Losses in respect of overhead transmission and distribution lines and their supporting structures, other than those on or within 150 meters (or 500 feet) of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters or distribution policy.

S. Notwithstanding any other provision of this Contract, the Reinsurers shall not be liable to the Company for any Extra Contractual Obligations or Losses in Excess of Policy Limits.

     "Extra Contractual Obligations" means those liabilities of the Company, together with any legal costs and expenses incurred in connection therewith, paid or payable by the Company as a result of an action against it or its reassured, by any assured or reassured, the assignee of any assured or reassured, or a third party claimant, which arise from the handling of any claim on any insurance contract, such liabilities arising because of, but not limited to, the following: failure by the Company or its reassured to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its assured or reassured or in the preparation or prosecution of an appeal consequent upon such action.

     "Losses in Excess of Policy Limits" means those losses of the Company or its reassured in excess of the limit of any contract of insurance or reinsurance reinsured hereunder, such loss in excess of the limit having been incurred because of failure by the Company or its reassured to settle within the policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the


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     trial of any action against its assured or reassured or in the preparation or prosecution of an appeal consequent upon such action.


     No inference shall be drawn from the foregoing exclusion of liabilities that this Contract or any portion of this Contract otherwise covers such liabilities in the absence of said exclusion.

It is understood that Exclusion B. shall not apply when such hazards are incidental to and form a minor part of the usual operations of the assured. These Exclusions, other than M., N., O. and P. shall also not apply in the event of the Company being interested without its knowledge on an excluded risk, either by an existing assured extending its operations or by an inadvertent acceptance by an agent or otherwise; this Contract shall attach in respect of such prohibited risk, but only until discovery by the Management of the Home Office and then only for thirty (30) days thereafter.

                                    ARTICLE 3
                                    ---------

DEFINITIONS
-----------

A. The term "policies" wherever used herein, shall mean all policies, contracts, binders and other evidences of insurance and reinsurance, whether oral or written, heretofore issued or which may be issued hereafter by the Company.

B. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which, with respect to Continental U.S. losses and/or Canadian losses, occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the



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          continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Section B.) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence".

     4. As regards "Freeze", only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence".

     For all those "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "Loss Occurrence" referred to in sub-paragraphs 1. and 2. above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

     No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

C. The term "premium income" shall mean gross earned premiums on business covered hereunder, less return premiums for cancellations and reductions, less premiums inuring to the benefit of the Reinsurers hereunder.

                                    ARTICLE 4
                                    ---------

SELF-INSURED OBLIGATIONS
------------------------

There shall be included herein all obligations of the Company assumed by it as a self-insurer or self-insured obligations in excess of any valid and collectible insurance available to the Company to the same extent as if all types of insurance described in the Contract were afforded under the broadest form of policy(ies) issued by the Company.

An insurance or reinsurance wherein any of the companies hereby reinsured and/or its affiliated and/or subsidiary companies are named as the insured or reinsured party, either alone or jointly with some other party, shall be deemed to be an insurance or reinsurance coming within the scope of this Contract, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that any of the companies hereby reinsured and/or its affiliated and/or subsidiary companies may not be obligated by law to pay a claim to itself and/or its affiliated and/or subsidiary companies.


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In respect of all such business, the Company shall include in the premium income hereunder, as defined in Article 3, Definitions, the premiums that would be paid were such obligations covered by a normal policy or policies.

                                    ARTICLE 5
                                    ---------

REINSURING CLAUSE
-----------------

The Reinsurers will pay to the Company for any loss under this Contract, whenever the Company has paid or advanced or agreed to pay or advance or become liable to pay as the result of any one Loss Occurrence, as defined in
Article 3, Definitions, an amount of Ultimate Net Loss, as defined in Article 8, Ultimate Net Loss, the excess of the appropriate retention(s), as set forth in the following Schedule, and the sum recoverable hereunder for each Loss Occurrence shall be 100% of the amount of Ultimate Net Loss the excess of the appropriate retention(s), but not more than the amount of the limit of the Reinsurers' liability for each Excess Layer, as set forth in the following Schedule, and subject further to the limitations set forth in
Article 6, Reinstatement.

                                    Schedule
                                    --------

                         Retention
                         (each Loss         Limit of Reinsurers' Liability
                         Occurrence)            (each Loss Occurrence)
                         -----------        ------------------------------

A.   Second Excess Layer  $10,000,000       $10,000,000 the excess of
                                            $10,000,000.


B.   Third Excess Layer   $20,000,000       $15,000,000 the excess of
                                            $20,000,000.

C.   Fourth Excess Layer  $35,000,000       $20,000,000 the excess of
                                            $35,000,000.

D.   Fifth Excess Layer   $55,000,000       $30,000,000 the excess of
                                            $55,000,000.

E.   Sixth Excess Layer   $85,000,000       $40,000,000 the excess of
                                            $85,000,000.

                                    ARTICLE 6
                                    ---------

REINSTATEMENT
-------------

In the event of any portion of the limit under this Contract being exhausted by loss, each Loss Occurrence, as defined in Article 3, Definitions, reduces the amount of indemnity provided under


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this Contract by the amount paid.  The amount so exhausted shall be automatically reinstated from the time of the Loss Occurrence, and for each amount so reinstated the Company agrees to pay to the Reinsurers an additional reinsurance premium calculated at pro rata of the annual premium as respects the fraction of indemnity exhausted and 100% of the annual premium regardless of the unexpired term of this Contract, to be paid simultaneously with the payment of losses by the Reinsurers.

Nevertheless, the Reinsurers' liability shall never be more than 100% of:

                                                   In respect of all Loss
                        In respect of any one      Occurrences during the
                           Loss Occurrence        the term of this Contract
                        ---------------------     -------------------------

A.   Second Excess Layer     $10,000,000                $20,000,000

B.   Third Excess Layer      $15,000,000                $30,000,000

C.   Fourth Excess Layer     $20,000,000                $40,000,000

D.   Fifth Excess Layer      $30,000,000                $60,000,000

E.   Sixth Excess Layer      $40,000,000                $80,000,000

                                    ARTICLE 7
                                    ---------

PREMIUM
-------

The Company shall pay to the Reinsurers a deposit reinsurance premium for each layer as provided in the following Schedule. It is agreed that the final developed premium for each layer, calculated by applying the following rates to the Company's premium income, as defined in Article 3, Definitions, shall also be subject to a minimum premium for the layer as follows:

                                    Schedule
                                    --------

                                           Annual Reinsurance Premiums
                                           ---------------------------
                           Rate        Deposit Premium      Minimum Premium
                           ----        ---------------      ---------------
A.   Second Excess Layer   0.933%        $1,500,000           $1,200,000

B.   Third Excess Layer    1.167%        $1,875,000           $1,500,000

C.   Fourth Excess Layer   1.120%        $1,800,000           $1,440,000


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D.   Fifth Excess Layer    1.307%        $2,100,000           $1,680,000

E.   Sixth Excess Layer    1.244%        $2,000,000           $1,600,000

Deposit premiums shall be paid to the Reinsurers in equal semi-annual installments at January 1, 1996, and July 1, 1996. As soon as practicable after the January 1, 1997 expiration of this Contract, the Company shall furnish to the Reinsurers a statement of the premium income, as defined in
Article 3, Definitions, accounted for by the Company during the term of this Contract, and adjustment shall then be made in accordance with the foregoing Schedule.

                                    ARTICLE 8
                                    ---------

ULTIMATE NET LOSS
-----------------

The term "Ultimate Net Loss" shall mean the amount paid or payable by the Company in settlement of losses or liability, after deducting all recoveries, all salvage and all amounts due from any other reinsurers (except as noted in Article 9, Net Retained Lines) and shall include all adjustment and legal expenses in connection with the adjustment and settlement of claims including an allowance for salaried adjusters or other salaried employees employed by the Company while diverted from normal duties to the service of field adjustment in connection with losses for which claim is made hereunder, at the per diem rate normally applied in the Company's books to such employees, plus expenses incurred by such employees in connection with such adjustments. Also, expenses of the Company's officials incurred in connection with the loss, but no salaries of the Company's officials or any normal overhead charges, such as rent, postage, lighting, heating, cleaning, etc., shall be included.

All salvage and recoveries received subsequent to a loss settlement under this Contract shall be applied as if received prior to said loss settlement, and all necessary adjustments shall be made between the Company and the Reinsurers.

Nothing in this Article shall be construed to mean that losses under this Contract are not recoverable until the Company's Ultimate Net Loss has been ascertained.

                                    ARTICLE 9
                                    ---------

NET RETAINED LINES
------------------

Except as otherwise provided, this Contract applies only to that portion of any insurance or reinsurance which the Company retains for its own account (including the Company's net retention in all underlying reinsurance programs) and, in calculating the amount of loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss


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in respect of that portion of any insurance or reinsurance which the Company retains net for its own account shall be included.

The amount of the Reinsurers' liability hereunder in any Loss Occurrence, as defined in Article 3, Definitions, shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amount which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or not.

Notwithstanding the preceding paragraphs, the Company has in effect various underlying reinsurances, recoveries of which shall inure to the benefit of the Company, subject to a minimum net retention, any one loss occurrence, as defined therein, of not less than $1,000,000, any and all recoveries in excess of the $1,000,000 minimum net retention shall inure to the benefit of the Reinsurers hereunder.

It is warranted that in addition to the initial net loss retentions hereunder, the Company shall retain for its own account and not reinsured in any way at least 5% of the excess loss covered under this Contract.

                                    ARTICLE 10
                                    ----------

LOSS SETTLEMENTS
----------------

The Company shall advise the Reinsurers promptly of all Loss Occurrences, as defined in Article 3, Definitions, which, in the opinion of the Company, may result in a claim under this Contract and shall also keep the Reinsurers advised of any subsequent material developments in connection therewith.

All loss settlements made by the Company, provided they are within the terms of the original policies and of this Contract, shall be unconditionally binding on the Reinsurers, who agree to pay all amounts for which they may be liable immediately upon being furnished by the Company with reasonable evidence of the amount due or to be due.

                                    ARTICLE 11
                                    ----------

CURRENCY
--------
For purposes of this Contract, the net retained liability, as defined in
Article 9, Net Retained Lines, and the Ultimate Net Loss of the Company, as defined in Article 8, Ultimate Net Loss, and the limit of the Reinsurers' liability, as determined in Article 5, Reinsuring Clause, shall be considered in terms of the Canadian currency for all policies issued by the Company in Canadian Dollars and in terms of United States Dollars for all other policies. If a Loss Occurrence, as defined in Article 3, Definitions, involves policies issued in both United States and Canadian Dollars, the net retained liability and the Ultimate Net Loss of the Company and the limit of the


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Reinsurers' liability shall be apportioned between the two currencies in the proportion that the Ultimate Net Loss in each currency bears to the total Ultimate Net Loss of the Company. All loss payments hereunder shall be made in United States or Canadian Dollars in accordance with these provisions.

Payment of the reinsurance premium hereunder at the rate specified in Article 5, Reinsuring Clause, shall be made in Canadian Dollars for policies issued by the Company in Canadian Dollars and in United States Dollars for all other policies.

                                    ARTICLE 12
                                    ----------

TAXES
-----

In consideration of the terms under which this Contract is issued, the Company agrees not to claim any deduction in respect of the premium hereon when making Canadian tax returns or tax returns, other than Income or Profits Tax returns, to any state or territory of the United States of America or the District of Columbia.

                                    ARTICLE 13
                                    ----------

FEDERAL EXCISE TAX
------------------

(This Article applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.)

The Reinsurers have agreed to allow for the purpose of paying the Federal Excise Tax the percentage specified by United States law of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurers will deduct the percentage specified by United States law from the amount of the return and the Company or its agent should take steps to recover the tax from the U.S. Government.

                                    ARTICLE 14
                                    ----------

ERRORS AND OMISSIONS
--------------------

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as practicable upon discovery.


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                                    ARTICLE 15
                                    ----------

ACCESS TO RECORDS
-----------------

The Reinsurers or their designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this Contract.

                                    ARTICLE 16
                                    ----------

INSOLVENCY
----------

In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company under the policies or contracts reinsured without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the Company shall give written notice to the Reinsurers of the pendency of a claim against the Company indicating the policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurers within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurers may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that they may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurers shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers.

Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance Contract as though such expense had been incurred by the Company.

As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Contract, the reinsurance shall be payable as set forth above by the Reinsurers to the Company or to its conservator, liquidator or statutory successor, (except as provided by Section 4118(a)(1)(A) and Section 1114(c) of the New York Insurance Law or) except (1) where the Contract specifically provides another payee in the event of the insolvency of the Company, and (2) where the Reinsurers, with the consent of the direct assured or assureds, have assumed such policy obligations of the Company as direct obligations of the Reinsurers to the payees under such policies and in substitution for the obligations of the Company to such payees. Then, and in that event only, the Company, with the prior approval by the Superintendent of Insurance of the State of New York of the certificate of assumption on New York risks, is entirely released from its obligation and the Reinsurers pay any loss directly to payees under such policy.


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Should any party hereto be placed in rehabilitation or liquidation or should a rehabilitator, liquidator, receiver, conservator or other person or entity of similar capacity be appointed as respects such party, all amounts due any of the parties hereto whether by reason of premiums, losses or otherwise under this Contract or any other Contract(s) of reinsurance heretofore or hereafter entered into between the parties (whether or not any such Contract(s) be assumed or ceded) shall at all times be subject to the right of offset at any time and from time to time, and upon the exercise of same, only the net balance shall be due and payable in accordance with Section 7427 of the Insurance Law of the State of New York to the extent such statute or any other applicable law, statute or regulation governing such offset shall apply.

                                    ARTICLE 17
                                    ----------

ARBITRATION
-----------

As a precedent to any right of action hereunder, if any dispute shall arise between the parties to this Contract with reference to the interpretation of this Contract or their rights with respect to any transaction involved, whether such dispute arises before or after termination of this Contract, such dispute, upon the written request of either party, shall be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired disinterested executive officers of insurance or reinsurance companies or Underwriters at Lloyd's, London not under the control of either party to this Contract.

The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation. They are relieved of all judicial formalities and may abstain from following the strict rules of law. They shall make their award with a view to effecting the general purpose of this Contract in a reasonable manner rather than in accordance with a literal interpretation of the language. Each party shall submit its case to its arbitrator within thirty days of the appointment of the third arbitrator.

The decision in writing of any two arbitrators, when filed with the parties hereto, shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration. Said arbitration shall take place in the city in which the Company's Head Office is located unless some other place is mutually agreed upon by the parties to this Contract.


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                                    ARTICLE 18
                                    ----------

SERVICE OF SUIT
---------------

(This Article applies only to those Reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States where authorization is required by insurance regulatory authorities.)

It is agreed that in the event of the failure of a Subscribing Reinsurer to pay any amount claimed to be due under this Contract, the Subscribing Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States of America and will comply with all requirements necessary to give such court jurisdiction; and all matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this Article constitutes or should be understood to constitute a waiver of the Subscribing Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6879 (hereinafter, "agent for service of process") and in any suit instituted against a Reinsurer upon this Contract, that Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

The above named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that the agent for service of process will enter a general appearance on behalf of the Reinsurer in the event such a suit shall be instituted.

Further, pursuant to any statute of any state, territory or district of the United States of America which makes provision therefor, the Reinsurers hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract and hereby designate the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof.


Effective: January 1, 1996          13 of 23
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PAGE


                                    ARTICLE 19
                                    ----------

LOSS RESERVES
-------------

(This Article applies to those Reinsurers who do not qualify for credit by any state or any other governmental authority having jurisdiction over the Company's loss reserves.)

A: Where a Letter of Credit Trust Agreement is used, the following clause shall apply:

     It is agreed that when the Company files with the Insurance Department or establishes reserves for claims covered hereunder, as required by law, the Company will forward to the Reinsurers a statement showing the proportion of such loss reserves which is applicable to the Reinsurers. The Reinsurers hereby agree to apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, with a minimum term of one year, that is issued or confirmed, and presentable and payable in the United States by any bank or trust company that must be issued or confirmed by a bank member of the Federal Reserve System, and is in a format acceptable to the governmental authority having jurisdiction over the Company's loss reserves in an amount equal to the Reinsurers' proportion of said loss reserves. Under no circumstances shall any amount relating to reserves in respect of incurred but not reported losses be funded in the amount of the Letter of Credit. The foregoing shall not affect the Company's authority to draw upon the Letter of Credit to cover all obligations due or which become due to the Company under this Contract, including losses incurred but not reported, in the event that a nonrenewal or nonextension notice is received from the issuing bank.

     The Company and the Reinsurers agree that such Letter of Credit will be subject to the terms of a separate Letter of Credit Trust Agreement, and that said trust agreement shall be in a form acceptable to the governmental authority having jurisdiction over the Company's loss reserves.

     The designated bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company.

B: Where a Letter of Credit Trust Agreement is not used, the following clause shall apply:

     It is agreed that when the Company files with the Insurance Department or establishes reserves for claims covered under this Contract, as required by law, the Company will forward to the Reinsurers a statement showing the proportion of such loss reserves which is applicable to the Reinsurers. The Reinsurers hereby agree to apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, with a minimum term of one year, that is issued or confirmed, and presentable and payable in the United States by any bank or trust company that must be issued or confirmed by a bank member of the Federal Reserve System, and is in a format acceptable to the governmental authority


Effective: January 1, 1996          14 of 23
3645-21


PAGE



having jurisdiction over the Company's loss reserves in an amount equal to the Reinsurers' proportion of said loss reserves. Under no circumstances shall any amount relating to reserves in respect of incurred but not reported losses be funded in the amount of the Letter of Credit. The foregoing shall not affect the Company's authority to draw upon the Letter of Credit to cover all obligations due or which become due to the Company under this Contract, including losses incurred but not reported, in the event that a nonrenewal or nonextension notice is received from the issuing bank.

The Company and the Reinsurers agree that the Letter of Credit provided by the Reinsurers under this provision may be drawn upon at any time, notwithstanding any other provisions in this Contract, and be utilized by the Company or any successor by operation of law of the Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of such insurer for the following purposes:

1. to reimburse the Company for the Reinsurers' share of surrenders and benefits or losses paid by the Company under the terms and provisions of the policies reinsured under this Contract,

2. to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for policies ceded under this Contract. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), and loss adjustment expenses,

3.   to pay any other amounts the Company claims are due under this Contract,

4. to return any amounts drawn down on Letters of Credit in excess of the actual amounts required for 1. and 2. above, or in case of 3. above, any amounts which are subsequently determined not to be due.

All of the foregoing should be applied without diminution because of insolvency on the part of the Company or the Reinsurers.

The designated bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company.


Effective: January 1, 1996          15 of 23
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PAGE


                                    ARTICLE 20
                                    ----------


CATASTROPHE CLAIMS TRUST FUND SETTLEMENT
----------------------------------------

(Applies to any Reinsurer domiciled within the United States of America.)

A. The Reinsurer shall establish a catastrophe claims trust fund in advance of the receipt of a proof of loss under the following circumstances:

     1.   The occurrence of a windstorm, the duration of which is defined in
          Article 3, Definitions, causing a loss which:

          (a) has been assigned a catastrophe number by the Property Claims Service which has estimated the industry insured loss to be at least $750,000,000; and

          (b) is subject to the terms and conditions of this Contract and falls within the class of business to which this Contract applies; and

     2. The Company's estimated Ultimate Net Loss, as defined in Article 8, Ultimate Net Loss, for the occurrence described in subparagraph 1.
          (a) is greater than the Company's retention and limits of underlying layers, if any, of the same reinsurance program; and

     3. The Reinsurer receives a written request for funding the catastrophe claims trust from the Intermediary.

B. The amount the Reinsurer shall place into the trust fund shall equal the Reinsurer's share of the Company's estimate of its Ultimate Net Loss in excess of the applicable retention(s) specified in the Exhibit(s) attached to and made part of this Contract.

C. The Reinsurer shall deposit into the catastrophe claims trust fund the amount described in paragraph B. within fifteen days of the Reinsurer's receipt of a written request for funding from the Intermediary. The Intermediary shall not request funding from the Reinsurer until a claim billing has been made on the next lowest layer, if any, of the program which is the subject of this Contract.

D. The terms of the trust fund are set out in a "Catastrophe Claims Trust Fund Agreement", issued June 17, 1991 and signed and dated on or after this date between the Reinsurer and Morgan Guaranty Trust Company of New York as Trustee. A copy of such Agreement has been made available to the Company.

E. Nothing herein shall be deemed to obviate the Company's obligation to provide the Reinsurer with timely and satisfactory proof of loss. Pursuant to section 5 of the Catastrophe Claims Trust Fund Agreement described in paragraph D., the Trustee shall make payments to the Company from the Trust Fund upon receipt of instructions from the Intermediary. The Company is hereby required to submit proof of loss to the Intermediary



Effective: January 1, 1996          16 of 23
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PAGE


prior to the Intermediary providing such payment instructions to the Trustee. After 90 days of funding, or at the option of the Reinsurer if it reasonably concludes that the circumstances set forth in paragraph A. are not present, any portion of the Trust Fund which has not been paid to the Company may be withdrawn by the Reinsurer.

                                    ARTICLE 21
                                    ----------

INTERMEDIARY
------------

Guy Carpenter & Company, Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurers through Guy Carpenter & Company, Inc., Two World Trade Center, New York, New York 10048. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


Effective: January 1, 1996          17 of 23
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PAGE


               Pools, Associations And Syndicates Exclusion Clause
               ---------------------------------------------------

SECTION A
---------

Excluding:

     (a) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

     (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B
---------

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

     Industrial Risk Insurers; Associated Factory Mutuals; Improved Risk
     Mutuals.

     Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

     United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

Section B does not apply:

     (a) Where the Total Insured Value over all interests of the risk in question is less than $300,000,000. Except in relation to business where Hartford and I.R.I. are jointly insuring a risk, the Total Insured Value over all interests of the risk in question is less than $500,000,000.

     (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

     (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B (a).

     (d) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.


Effective: January 1, 1996          18 of 23
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PAGE


SECTION C
---------

NEVERTHELESS the Reinsurers specifically agree that liability accruing to the Company from its participation in Residual Market Mechanisms, including but not limited to,

(1)  The following so-called "Coastal Pools"

     ALABAMA INSURANCE UNDERWRITING ASSOCIATION
     FLORIDA WINDSTORM UNDERWRITING ASSOCIATION
     LOUISIANA INSURANCE UNDERWRITING ASSOCIATION
     MISSISSIPPI WINDSTORM UNDERWRITING ASSOCIATION
     NORTH CAROLINA INSURANCE UNDERWRITING ASSOCIATION
     SOUTH CAROLINA WINDSTORM AND HAIL UNDERWRITING ASSOCIATION
     TEXAS CATASTROPHE PROPERTY INSURANCE ASSOCIATION
     GEORGIA UNDERWRITING ASSOCIATION
     VIRGINIA PROPERTY INSURANCE ASSOCIATION

(2) All "Fair Plan" and "Rural Risk Plan" Business, for all perils otherwise protected hereunder shall not be excluded, except that this Contract does not include any increase in such liability resulting from:

     (i) The inability of any other participant in such Residual Market Mechanisms, including but not limited to, "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan", to meet its liability.

     (ii) Any Claim against such Residual Market Mechanisms, including but not limited to, "Coastal Pool" and/or "Fair Plan", and/or "Rural Risk Plan" or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause incorporated in this Contract).

-----------------------------------------------------------------------------

NOTES:    Wherever used herein the terms:

          "Company"    shall be understood to mean "Company", "Reinsured",
                       "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

          Agreement"   shall be understood to mean "Agreement", "Contract",
                       "Policy" or whatever other term is used to designate the attached reinsurance document.

          Reinsurers"  shall be understood to mean "Reinsurers",
                       "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.



Effective: January 1, 1996          19 of 23
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PAGE


           Nuclear Incident Exclusion Clause - Physical Damage -
           -----------------------------------------------------
                         Reinsurance - U.S.A.
                         --------------------

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or

     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.   Without in any way restricting the operations of paragraphs (1), (2) and
     (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.


Effective: January 1, 1996          20 of 23
3645-21


PAGE


5. It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.   Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.


12/12/57

NMA 1119



-----------------------------------------------------------------------------

NOTES:    Wherever used herein the terms:

          "Reassured"   shall be understood to mean "Company", "Reinsured",
                        "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

          "Agreement"   shall be understood to mean "Agreement", "Contract",
                        "Policy" or whatever other term is used to designate the attached reinsurance document.

          "Reinsurers"  shall be understood to mean "Reinsurers",
                        "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.


Effective: January 1, 1996          21 of 23
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PAGE


           Nuclear Incident Exclusion Clause - Physical Damage -
           -----------------------------------------------------
                          Reinsurance - Canada
                          --------------------

1. This Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     (a) Nuclear reactor power plants including all auxiliary property on the site, or

     (b) Any other nuclear reactor, installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

     (c) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

     (d) Installations other than those listed in (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate.

     (a) where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given it by the Atomic Energy Control Act or by any law amendatory thereof.


Effective: January 1, 1996          22 of 23
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PAGE


7.   The Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, caused:

     (a) by any nuclear incident as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas; or

     (b)  by contamination by radioactive material.



NOTE: - Without in any way restricting the operation of paragraph 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Reassured whether new, renewal or replacement which become effective on or after December 31, 1992.




NMA 1980
(1/1/93)
-----------------------------------------------------------------------------

NOTES:    Wherever used herein the terms:

          "Reassured"   shall be understood to mean "Company", "Reinsured",
                        "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

          "Contract"    shall be understood to mean "Agreement", "Contract",
                        "Policy" or whatever other term is used to designate the attached reinsurance document.

          "Reinsurers"  shall be understood to mean "Reinsurers",
                        "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.



Effective: January 1, 1996          23 of 23
3645-21


PAGE

-----------------------------------------------------------------------------

     ATTACHED ARE THE FOLLOWING:
     ---------------------------

          -  A summary of the changes from the 1/1/95 contract.

          - Alternate pages for Article 19, Loss Reserves, for use with the London Market only.

          - An alternate page for Article 21, Intermediary, for use with Mid Ocean in Bermuda only.

          -  Separate signature pages for the:

                - Interests and Liabilities Agreement for those Reinsurers agreeing to the provisions of the Catastrophe Claims Trust Fund Settlements Article.

                - Interests and Liabilities Agreement for those Reinsurers not agreeing to the provisions of the Catastrophe Claims Trust Fund Settlements Article.


PAGE


                              SUMMARY OF CHANGES
                              ------------------

                                     to

                         THE SELECTIVE INSURANCE GROUP

             PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
             --------------------------------------------------------

This Contract effective January 1, 1996, follows the 1995 Contract with the exception of the following:

     1. Throughout the Contract, all dates, rates, and premium amounts have been amended to reflect the terms of the firm order.

     2. Throughout the Contract, all references to "Agreement", "Contract", "Company", and "Reinsurers" have been amended to read "the Agreement", "the Contract", "the Company", "the Reinsurers", and "the Subscribing Reinsurer" (in the Interests and Liabilities Agreement), to correct grammatical errors. Also, cross references to other Articles have been added and editorial corrections (such as capitalization) have been made.

     3. Throughout the Contract, all major sections and subsections have been renamed to appear in the following order for the sake of consistency: A., 1., (a), (I).

     4. Interests and Liabilities Agreement; The inception and expiration dates have been amended to read "effective 12:01 a.m., Standard Time at the location of the risk or risks, January 1, 1996 to 12:01 a.m., Standard Time at the location of the risk or risks, January 1, 1997". The Subscribing Reinsurers' participations have been amended from "% of the ... layer" to read the actual limit of Reinsurers' liability "each Loss Occurrence".

     5. Preamble; Has been amended to add "one of whom is THE "SUBSCRIBING REINSURER" WHOSE NAME APPEARS ON THE INTERESTS AND LIABILITIES AGREEMENT ATTACHING TO AND FORMING A PART OF THIS CONTRACT" to tie the two documents together.

     6. Article 1, Term; The term "Eastern Standard Time" has been deleted and replaced with "Standard Time at the location of the risk or risks" to follow the language of the placement slip.

     7. Article 2, Exclusions; The introductory sentence has been amended to include "and specifically excludes". Exclusion M. has been amended to include the phrase "Liability excluded under the provisions of the" for the sake of clarity. Exclusion S. has been amended to also exclude Losses in Excess of Policy Limits, and the definition of this term, in accordance with the terms of the firm order.

     8. Article 3, Definitions; Replaces the old "Definition of Policies" and "Definition of Loss Occurrence" Articles with a true definitions article, and now includes the definition of


Effective: January 1, 1996
3645-21


PAGE


          "premium income". The definition of "Loss Occurrence" has been amended to include in the first paragraph the phrase "with respect to Continental U.S. losses and/or Canadian losses", as the term does not restrict locations for exposures elsewhere.

     9. Article 4, Self-Insured Obligations; The first paragraph has been amended to replace the phrase "broadest form of agreements" with "broadest form of policies" for the sake of consistency. The last sentence of this Article has been amended to delete the phrase "are named as the insured or reinsured party or one of the insured or reinsured parties" and replace it with the standard language "may not be obligated by law to pay a claim to itself and/or its affiliated and/or subsidiary companies".

     10. Article 5, Reinsuring Clause; The new sixth layer has been introduced to the Schedule and the limit has been amended for the fifth layer, in accordance with the terms of the firm order.

     11. Article 6, Reinstatement; The first paragraph has been amended to delete "each loss hereon" and replace it with "each Loss Occurrence, as defined in Article 3, Definitions,", and all applicable limits, retentions and reinstatement amounts (including the introduction of the new sixth layer) have been amended in accordance with the terms of the firm order.

     12. Article 7, Premium; The first paragraph has been amended to include the phrase "calculated by applying the following rates to the Company's premium income, as defined in Article 3, Definitions". The definition of "premium income" has been moved to
          Article 3, Definitions.

     13. Article 18, Service of Suit; The zip code of Mendes and Mount has been corrected.


Effective: January 1, 1996
3645-21


PAGE


                                    ARTICLE 19
                                    ----------

LOSS RESERVES
-------------

(This Article applies to those Reinsurers who do not qualify for credit by any state or any other governmental authority having jurisdiction over the Company's loss reserves.)

A: Where a Letter of Credit Trust Agreement is used, the following clause shall apply:

     It is agreed that when the Company files with the Insurance Department or establishes reserves for claims covered hereunder, as required by law, the Company will forward to the Reinsurers a statement showing the proportion of such loss reserves which is applicable to the Reinsurers. The Reinsurers hereby agree to apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, with a minimum term of one year, issued by Citibank, N.A., in a format acceptable to the governmental authority having jurisdiction over the Company's loss reserves in an amount equal to the Reinsurers' proportion of said loss reserves. Under no circumstances shall any amount relating to reserves in respect of incurred but not reported losses be funded in the amount of the Letter of Credit. The foregoing shall not affect the Company's authority to draw upon the Letter of Credit to cover all obligations due or which become due to the Company under this Contract, including losses incurred but not reported, in the event that a nonrenewal or nonextension notice is received from the issuing bank.

     The Company and the Reinsurers agree that such Letter of Credit will be subject to the terms of a separate Letter of Credit Trust Agreement, and that said trust agreement shall be in a form acceptable to the governmental authority having jurisdiction over the Company's loss reserves.

     Citibank, N.A., shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company.

B: Where a Letter of Credit Trust Agreement is not used, the following clause shall apply:

     It is agreed that when the Company files with the Insurance Department or establishes reserves for claims covered under this Contract, as required by law, the Company will forward to the Reinsurers a statement showing the proportion of such loss reserves which is applicable to the Reinsurers. The Reinsurers hereby agree to apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, with a minimum term of one year, issued by Citibank, N.A., in a format acceptable to the governmental authority having jurisdiction over the Company's loss reserves in an amount equal to the Reinsurers' proportion of said loss reserves. Under no circumstances shall any amount relating to reserves in respect of incurred but not reported losses be funded in the amount of the Letter of Credit. The foregoing shall not affect the Company's authority to draw upon the Letter of Credit to cover all obligations due or which become due to the Company under


Effective: January 1, 1996        14 of 23
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PAGE


     this Contract, including losses incurred but not reported, in the event that a nonrenewal or nonextension notice is received from the issuing bank.

     The Company and the Reinsurers agree that the Letter of Credit provided by the Reinsurers under this provision may be drawn upon at any time, notwithstanding any other provisions in this Contract, and be utilized by the Company or any successor by operation of law of the Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of such insurer for the following purposes:

     1. to reimburse the Company for the Reinsurers' share of surrenders and benefits or losses paid by the Company under the terms and provisions of the policies reinsured under this Contract,

     2. to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for policies ceded under this Contract. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), and loss adjustment expenses,

     3. to pay any other amounts the Company claims are due under this Contract,

     4. to return any amounts drawn down on Letters of Credit in excess of the actual amounts required for 1. and 2. above, or in case of 3. above, any amounts which are subsequently determined not to be due.

     All of the foregoing should be applied without diminution because of insolvency on the part of the Company or the Reinsurers.

     Citibank, N.A., shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company.


Effective: January 1, 1996          15 of 23
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PAGE


                                    ARTICLE 21
                                    ----------

INTERMEDIARY
------------

Guy Carpenter & Company, Inc. (being the U.S. Intermediary) and Bowring (Bermuda) Ltd. (being the Bermuda Intermediary) are hereby recognized as the Intermediaries negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Guy Carpenter & Company, Inc., Two World Trade Center, New York, New York 10048 and Bowring (Bermuda) Ltd., Craig Appin House, Wesley Street, P.O. Box HM2444, Hamilton HMJX, Bermuda. Payments by the Company to either of the Intermediaries shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to either of the Intermediaries shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


Effective: January 1, 1996          17 of 23
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PAGE


                  INTERESTS AND LIABILITIES AGREEMENT

               (hereinafter referred to as the "Agreement")

                                to the

         PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
         --------------------------------------------------------

                (hereinafter referred to as the "Contract")

                               between

             The Insurance Companies comprising THE SELECTIVE
              INSURANCE GROUP, including, but not limited to:

                  SELECTIVE INSURANCE COMPANY OF AMERICA
                      SELECTIVE WAY INSURANCE COMPANY
               SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
               SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                         EXCHANGE INSURANCE COMPANY
               and/or any insurance affiliates which are now
                 owned or hereafter may be acquired by The
                          Selective Insurance Group.

                  (hereinafter referred to collectively or
                       individually as the "Company")

                                   and







          (hereinafter referred to as the "Subscribing Reinsurer")

It is mutually agreed by and between the Company on the one part, and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurers as set forth in the Contract attached hereto and forming a part of this Agreement, effective 12:01 a.m., Standard Time at the location of the risk or risks, January 1,1996, to 12:01 a.m., Standard Time at the location of the risk or risks, January 1,1997, shall be for:

                % of up to $10,000,000 each Loss Occurrence.
                % of up to $15,000,000 each Loss Occurrence.
                % of up to $20,000,000 each Loss Occurrence.
                % of up to $30,000,000 each Loss Occurrence.
                % of up to $40,000,000 each Loss Occurrence.


Effective: January 1, 1996
3645-21


PAGE


The share of the Subscribing Reinsurer in the interests and liabilities of all Reinsurers in respect of the said Contract shall be separate and apart from the shares of the other reinsurers to the said Contract, and the interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives this 18th day of April, 1996.

                    SELECTIVE INSURANCE COMPANY OF AMERICA
                        SELECTIVE WAY INSURANCE COMPANY
                  SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
                  SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                           EXCHANGE INSURANCE COMPANY
                  and/or any insurance affiliates which are now
                    owned or hereafter may be acquired by The
                            Selective Insurance Group.





         /s/ Peter Anderson        Assistant Vice President
             --------------
             Peter Anderson
-----------------------------------------------------------------------------
and on this       day of                , 199__.


Effective: January 1, 1996
3645-21


PAGE


The share of the Subscribing Reinsurer in the interests and liabilities of all Reinsurers in respect of the said Contract shall be separate and apart from the shares of the other reinsurers to the said Contract, and the interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers.

IT IS FURTHER AGREED between the parties hereto that the provisions of
Article 20, Catastrophe Claims Trust Fund Settlement, of the attached Contract shall not be binding nor create any legal obligation on the part of the Subscribing Reinsurer. All other terms and conditions as provided for in said Contract shall remain in force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives this 18th day of April, 1996.

                    SELECTIVE INSURANCE COMPANY OF AMERICA
                        SELECTIVE WAY INSURANCE COMPANY
                  SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
                  SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                           EXCHANGE INSURANCE COMPANY
                  and/or any insurance affiliates which are now
                    owned or hereafter may be acquired by The
                            Selective Insurance Group.






         /s/ Peter Anderson        Assistant Vice President
             --------------
             Peter Anderson
-----------------------------------------------------------------------------
and on this       day of                , 199__.


Effective: January 1, 1996
3645-21